UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2014

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, the compensation committee of RAIT’s board of trustees approved an amendment to the employment agreement (the “Amendment”) between RAIT Financial Trust and Raphael Licht, one of RAIT’s named executive officers (as such term is defined in instruction 4 to Item 5.02 of Form 8-K), and Mr. Licht and RAIT entered into the Amendment. The Amendment is effective as of February 1, 2014 and amends the term, duties and payment due upon termination without cause, for good reason or by non-renewal, and removes the change of control provision and tax gross-up provision relating to “parachute payments,” as defined in Section 280G of the Internal Revenue Code of 1986, as amended. As a result of the Amendment, Mr. Licht became RAIT’s Managing Director-Business Development and General Counsel as well as continuing as RAIT’s Secretary and ceased being RAIT’s Chief Operating Officer. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of this agreement filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At RAIT Financial Trust’s (“RAIT”) Annual Meeting of Shareholders held on May 13, 2014, pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 31, 2014 (the “Proxy Statement”), the voting results were as follows:

  (a)   Proposal 1. Each of the following nominees was elected to the Board of Trustees as follows:

Trustee	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Scott F. Schaeffer	42,681,183	396,813	144,268	27,654,367
Andrew Batinovich	42,769,960	307,697	144,606	27,654,367
Edward S. Brown	42,717,223	360,835	144,203	27,654,369
Frank A. Farnesi	42,805,458	272,482	144,324	27,654,367
S. Kristin Kim	42,757,402	324,067	140,793	27,654,368
Jon C. Sarkisian	42,772,383	305,672	144,209	27,654,366
Andrew M. Silberstein	42,694,080	384,962	143,221	27,654,367
Murray Stempel, III	42,755,481	322,102	144,679	27,654,368

(b)   Proposal 2. The proposal to approve the selection of KPMG LLP as RAIT’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved as follows:

Votes for	68,377,244
Votes against	2,177,892
Votes abstain	321,494
Broker non-votes	0

(c)  Proposal 3. The proposal to approve, on an advisory basis, the compensation of the named executives, as disclosed in the Proxy Statement, was approved as follows:

Votes for	34,733,375
Votes against	7,247,354
Votes abstain	1,241,536
Broker non-votes	27,654,365

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

May 16, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment 2014-1 dated May 13, 2014 to the Employment Agreement between RAIT Financial Trust and Raphael Licht.